UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 21, 2013

TASER International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.

Scottsdale, Arizona 85255

(Address of principal executive offices, including zip code)

(480) 991-0797

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition	2

Item 9.01 Financial Statements and Exhibits	2
SIGNATURE	3
EX-99.1	1

Item 2.02 Results of Operations and Financial Condition

The information pursuant to Item 2.02 in this report on Form 8-K is being furnished as contemplated by General Instruction B(2) to Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

On February 21, 2013 TASER International, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its fourth quarter of 2012. The full text of the press release, together with the unaudited consolidated statements of operations, balance sheets, segment reporting, selected statements of cash flow information and reconciliations of GAAP to non-GAAP financial measures are attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits.

99.1	Text of press release dated February 21, 2013 titled “TASER Q4 Revenues Up More Than 50% to $32.1 Million”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2013	TASER International, Inc.

	By:	/s/ DANIEL BEHRENDT

Daniel Behrendt
Chief Financial Officer